UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): August 8, 2025
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On August 8, 2025, Curis, Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) under the Company’s universal shelf registration statement on Form S-3 (File No. 333-276950) that was originally filed with the Securities and Exchange Commission (the “SEC”) on February 8, 2024 and was declared effective by the SEC on April 12, 2024 (the “Registration Statement”), relating to the offer and sale of a total of up to $8,137,047 of shares of the Company’s common stock, par value $0.01 per share (the “Shares”), pursuant to an Amended and Restated Sales Agreement, dated February 8, 2024, between the Company and Cantor Fitzgerald & Co. (“Cantor”) and JonesTrading Institutional Services LLC (“Jones”), as agents (the “Sales Agreement”).
As previously disclosed, on July 1, 2025, the Company notified Cantor and Jones that it was terminating a prior prospectus filed with the SEC on February 8, 2024 and dated April 12, 2024 related to the offer and sale of shares of the Company’s common stock having an aggregate offering price of up to $100.0 million pursuant to the Sales Agreement. The Sales Agreement remained in full force and effect.
Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.
The Shares are registered pursuant to the Registration Statement and the base prospectus contained therein, and offerings for the Shares will be made only by means of the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above)
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	August 8, 2025	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer